                                                           SEMIANNUAL REPORT TO
                                                    SHAREHOLDERS FOR THE PERIOD
                                                           ENDED APRIL 30, 1998


LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

[LOGO]
Seeks high current income and, as a secondary objective, long-term capital appreciation.

KEMPER EMERGING
MARKETS INCOME FUND


                     "... Emerging market bonds weathered
                        the volatility experienced by the
                      financial markets around the world,
                             posting a solid return. ..."

                                                [KEMPER FUNDS LOGO]

KEMPER EMERGING MARKETS INCOME
FUND TOTAL RETURNS

 FOR THE FOUR-MONTH PERIOD ENDED APRIL 30, 1998

 (UNADJUSTED FOR ANY SALES CHARGE)

                                  [BAR GRAPH]

Returns are historical and do not guarantee future performance. Returns and net asset value fluctuate. Shares are redeemable at current net asset value, which may be more or less than original cost. Investment in foreign securities presents special risk considerations including fluctuating currency exchange rates, government regulation and differences in liquidity that may increase the volatility of your investment.

 NET ASSET VALUE

                                     AS OF    AS OF
                                    4/30/98  12/31/97
 ......................................................
    KEMPER EMERGING MARKETS INCOME
    FUND CLASS A                     $9.93    $9.50
 ......................................................
    KEMPER EMERGING MARKETS INCOME
    FUND CLASS B                     $9.91    $9.50
 ......................................................
    KEMPER EMERGING MARKETS INCOME
    FUND CLASS C                     $9.92    $9.50
 ......................................................

 DIVIDEND REVIEW

 DURING THE PERIOD, THE FUND MADE THE FOLLOWING DISTRIBUTIONS PER SHARE:

                                            INCOME
                                           DIVIDEND
 ......................................................
    KEMPER EMERGING MARKETS INCOME FUND
    CLASS A                                 $.1400
 ......................................................
    KEMPER EMERGING MARKETS INCOME FUND
    CLASS B                                 $.1251
 ......................................................
    KEMPER EMERGING MARKETS INCOME FUND
    CLASS C                                 $.1257
 ......................................................

* Lipper Analytical Services, Inc. returns are based upon changes in net asset value with all dividends reinvested and do not include the effect of sales charges and, if they had, results may have been less favorable.

ARREARS An unpaid and overdue debt or an unfulfilled obligation.
CURRENCY DEVALUATION A significant decline of a currency's value relative to other currencies, such as the U.S. dollar. This may be prompted by trading or central bank intervention (or the lack of intervention) in the currency markets. For U.S. investors who are investing overseas, a devaluation of a foreign currency can have the effect of reducing the total return of their investment.

DUMA Russian national parliament.

INTERNATIONAL MONETARY FUND An organization focused on lowering trade barriers and stabilizing currencies. While helping developing nations pay their debts, the IMF usually imposes tough guidelines aimed at lowering inflation, cutting imports, and raising exports.

LIQUIDITY A characteristic of an investment or an asset referring to the ease of convertibility into cash within a reasonably short period of time.

                                                                     At A GLANCE

                                                                       CONTENTS
                                                                              3
                                                              ECONOMIC OVERVIEW
                                                                              5
                                                             PERFORMANCE UPDATE
                                                                              7
                                                         COUNTRY CONCENTRATIONS
                                                                              8
                                                                   PORTFOLIO OF
                                                                    INVESTMENTS
                                                                             10
                                                           FINANCIAL STATEMENTS
                                                                             13
                                                                       NOTES TO
                                                           FINANCIAL STATEMENTS
                                                                             17
                                                           FINANCIAL HIGHLIGHTS

Terms To KNOW

ECONOMIC OVERVIEW

[SILVIA PHOTO]

DR. JOHN E. SILVIA IS A MANAGING DIRECTOR OF SCUDDER KEMPER INVESTMENTS, INC. HIS PRIMARY RESPONSIBILITIES INCLUDE ANALYSIS, MODELING AND FORECASTING OF ECONOMIC DEVELOPMENTS AND FEDERAL RESERVE ACTIVITY THAT AFFECT FINANCIAL MARKETS, ESPECIALLY INTEREST RATE TRENDS. THIS EFFORT INCLUDES CLOSE COLLABORATION WITH BOTH INCOME AND EQUITY MUTUAL FUND MANAGERS AND PENSION FUND MANAGERS. HE IS ALSO A MEMBER OF THE INVESTMENT POLICY AND STRATEGY COMMITTEE FOR KEMPER FUNDS.

SILVIA HOLDS BACHELOR OF ARTS AND PH.D. DEGREES IN ECONOMICS FROM NORTHEASTERN UNIVERSITY IN BOSTON AND HAS A MASTER'S DEGREE IN ECONOMICS FROM BROWN UNIVERSITY IN PROVIDENCE, R.I. PRIOR TO HIS CAREER AT SCUDDER KEMPER, HE WAS WITH THE HARRIS BANK AND ALSO TAUGHT AT INDIANA UNIVERSITY.

SCUDDER KEMPER INVESTMENTS, INC. IS THE INVESTMENT MANAGER FOR KEMPER
FUNDS. IT IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS WORLDWIDE, MANAGING MORE THAN $200 BILLION IN ASSETS GLOBALLY FOR MUTUAL FUND INVESTORS, RETIREMENT AND PENSION PLANS, INSTITUTIONAL AND CORPORATE CLIENTS, INSURANCE COMPANIES AND PRIVATE, FAMILY AND INDIVIDUAL ACCOUNTS. IT IS ONE OF THE 10 LARGEST MUTUAL FUND COMPLEXES IN THE UNITED STATES.

DEAR SHAREHOLDERS,

Stable economic growth, low interest rates and sustained lower inflation have continued to produce a beneficial market environment for investors in the second quarter of 1998. Despite heightened sensitivity to earnings estimates and announcements, the market continued to support financial assets. We expect this favorable climate to continue -- in spite of the sensitivity -- at least over the shorter term.

        As always, expectations have been at the heart of the actions and reactions that move the markets. Expectations appear to be high, as demonstrated by a record flow of new cash into mutual funds. As of April 30, 1998, a record $5 trillion in mutual fund assets surpassed total assets of the nation's banks, according to the Investment Company Institute, a trade organization that monitors the mutual fund industry, and the Federal Reserve Bank in Washington.

        Unfortunately, high expectations often combine with high anxiety -- today's investors are attuned to even the smallest hint of economic change. The result is volatility. Many who believe that our long-running bull market is too good to be true or that stock prices are too high are wondering when the market will reverse.

        While a reversal may not be on the immediate horizon, investors are wise to watch for several signs that change is underway: rising prices, indicating higher inflation; repercussions of the Asian economic crisis on American business, which could appear in the form of reduced earnings; and a continued widening of our trade deficit, a serious imbalance caused by heightened American demand for foreign goods and services.

        On April 27, expectations were tested by reports that the Federal Reserve Board ("the Fed") was considering a hike in interest rates. The markets reacted immediately to this news, driving stock prices downward. But at its monetary policy meeting on May 19, the Fed chose to leave interest rates alone. In the coming months, the Fed could raise rates if inflation accelerates or if growth appears to be too rapid compared to the Fed's expectations.

        Our positive outlook for the short term is based primarily on the current resiliency of our marketplace. The United States appears to be firmly planted in the middle of an economic cycle, with no evidence of detrimental pressures that might be associated with the market's phenomenal growth. We are not seeing price increases for goods and services or a downturn in the housing market, both of which we might expect late in an economic cycle.

        Equities have continued to reward investors. The U.S. stock market, as measured by the Standard & Poor's 500, gained nearly 14 percent in the first quarter of 1998 and returned more than 13 percent year-to-date through the end of May. Bonds have also rewarded investors in terms of real return, which is total return less the rate of inflation. The high yield and corporate debt fixed-income markets also have performed well.

        U.S. economic growth, as measured by the gross domestic product (GDP) growth rate, was slightly above 4 percent for the first quarter. Our general expectation for the year is that growth in all of 1998 will increase between
2.5 and 3 percent over last year. In other words, the economy will remain strong, but will slow down as the year progresses.

        Consumer spending and corporate fixed investment have fueled the economy's solid growth. Spending on both capital goods and high technology has been strong. Corporate profits have grown between 5 and 10 percent, which appears to be acceptable in an environment of stable interest rates. U.S. employment growth has ranged from 2 to 2.25 percent, continuing to exceed expectations. Consumer confidence has continued to hit near all-time highs. The increase in output prices, an indicator of inflation measured by the Consumer Price Index (CPI), has remained at 1.5 to 2 percent.

        Adding to the good news, all seems to be quiet on the domestic policy front. At the end of February, the U.S. federal budget deficit essentially vanished. Recent efforts to reduce the deficit, combined with higher federal revenues due to the robust economy, have left us with an expected budget surplus of $60 billion to $80 billion for fiscal 1998. To date, our Democratic president and Republican Congress have not agreed on any significant legislation regarding tax credits, spending cuts or health care that could threaten the newfound federal budget surplus.

        Can we expect a little more excitement from overseas? A full-scale global recession from last year's Asian economic crisis seems unlikely at this point. The crisis has yet

ECONOMIC OVERVIEW

--------------------------------------------------------------------------------
ECONOMIC GUIDEPOSTS
--------------------------------------------------------------------------------

Economic activity is a key influence on investment performance and shareholder decision-making. Periods of recession or boom, inflation or deflation, credit expansion or credit crunch have a significant impact on mutual fund performance.

        The following are some significant economic guideposts and their investment rationale that may help your investment decision-making. The 10-year Treasury rate and the prime rate are prevailing interest rates. The other data report year-to-year percentage changes.

                                  [BAR GRAPH]

                           NOW (5/31/98)      6 MONTHS AGO     1 YEAR AGO      2 YEARS AGO
10-YEAR TREASURY RATE(1)        5.65               5.81            6.49             6.91
PRIME RATE(2)                   8.5                8.5             8.5              8.25
INFLATION RATE(3)*              1.5                1.89            2.23             2.89
THE U.S. DOLLAR(4)              6.86              10.26            5.52             9.15
CAPITAL GOODS ORDERS(5)*        9.28              10.28            7.16             3.48
INDUSTRIAL PRODUCTION(5)*       3.85               5.76            4.28             3.79
EMPLOYMENT GROWTH(6)            2.61               2.8             2.5              2.13

(1) Falling interest rates in recent years have been a big plus for financial assets.

(2) The interest rate that commercial lenders charge their best borrowers.

(3) Inflation reduces an investor's real return. In the last five years, inflation has been as high as 6 percent. The low, moderate inflation of the last few years has meant high real returns.

(4) Change in the exchange value of the dollar impact U.S. exporters and the value of U.S. firms' foreign profits.

(5) These influence corporate profits and equity performance.

(6) An influence on family income and retail sales.

*   Data as of April 30, 1998.

SOURCE:  ECONOMICS DEPARTMENT, SCUDDER KEMPER INVESTMENTS, INC.


to hurt most U.S. businesses and investors. Quite the contrary. While the mere threat of repercussions from the Asian crisis added to the anxiety mentioned earlier, it has also had the effect of keeping U.S. interest rates and prices in check, making the U.S. economy all the more attractive to investors around the world.

  In the global economy, the U.S. dollar continues to appreciate in value compared to other currencies. In fact, more capital is flowing into U.S. markets as investors generally avoid Asia. Europe also has been benefiting from the crisis. Canada, which is a commodity-producing exporter, has been somewhat negatively affected as commodity prices have fallen. Political unrest in Indonesia, nuclear tests in India and Pakistan and economic turmoil in Russia have been keeping international investors on the edges of their seats.

  Other major developments abroad include the final selection of countries to participate in Europe's single currency next year. Many European countries are adopting more restrictive fiscal policy and reducing inflation in anticipation of the momentous European Economic and Monetary Union (EMU). But after the EMU is established in 1999, tensions may indeed mount as countries work to adapt to the new structure.

  As we approach the turn of the century, one caveat remains: Don't underestimate the potential of the Year 2000 computer code problem. It appears that a significant number of federal government agencies will not meet the criteria necessary to avoid the problem. Many businesses are revealing that billions of dollars are being spent on the situation. Some experts say a global recession is in store. Others adamantly disagree. In any event, we may indeed see a reduction in capital spending toward the end of 1998 and the first half of next year as companies focus on fixing existing computers rather than on purchasing new equipment. We'll keep you posted!

  Thank you for your continued support. We appreciate the opportunity to serve your investment needs.

Sincerely,

/s/ John E. Silvia

JOHN E. SILVIA
June 10, 1998

                             KEMPER EMERGING MARKETS INCOME FUND IS OFF TO A STRONG START SINCE ITS LAUNCH ON DECEMBER 31, 1997. IN ITS FIRST FOUR MONTHS OF OPERATION, THE FUND PROVIDED INVESTORS WITH A TOTAL RETURN OF 6 PERCENT (CLASS A SHARES, UNADJUSTED FOR ANY SALES CHARGE). DURING THIS PERIOD, TROUBLES IN ASIA, POLITICAL TURMOIL IN RUSSIA AND A DROP IN OIL PRICES AFFECTED MOST EMERGING MARKET ECONOMIES. PORTFOLIO MANAGER ISABEL SALTZMAN DISCUSSES WHERE SHE FOUND OPPORTUNITIES AND RISK DURING THE PERIOD AND THE OUTLOOK FOR EMERGING MARKET BONDS.

Q

      HOW HAS EMERGING MARKET DEBT PERFORMED DURING THE FIRST FOUR MONTHS OF THIS YEAR, AND HOW HAS KEMPER EMERGING MARKETS INCOME FUND PERFORMED BY COMPARISON?

A
      One interesting condition during this period was the outperformance of emerging market fixed-income investments over emerging market equities, with emerging market bonds, in general, outperforming other fixed-income benchmarks for the period. U.S. high yield bonds (Merrill Lynch High Yield BB Index) returned 2.63 percent this year and global bonds (JP Morgan Global Government Index) gained 2.92 percent.

  I'm pleased to report that the fund is up 6 percent (Class A shares, unadjusted for any sales charge) during this time. It outperformed its benchmark index, the JP Morgan Emerging Markets Bond Index Plus (EMBI+) Index, which was up 5.46 percent for the same period. It was a good time to launch this fund.

Q

      WHAT ECONOMIC FACTORS DROVE THIS EXCEPTIONAL PERFORMANCE?

A
      The global environment provided a positive framework for emerging market bonds. Most developed countries are experiencing steady growth with low inflation. These are ideal conditions for emerging fixed-income markets. This translates into growing global liquidity which means that investors worldwide find themselves with money to invest. The increased flow eventually trickled into emerging markets investments which provide high yields with the potential for capital appreciation. The two biggest issues emerging markets faced during the period were the Asian financial crisis and the decline in commodity prices, specifically oil. The Asian crisis was the primary concern early on, and its effect was felt beyond Asia and into other emerging markets. The sell off was short lived, however, and once the International Monetary Fund (IMF) bailout packages were announced, the Asian markets began to rebound. South Korea rolled about $24 billion in debt, and Thailand and the Philippines pushed through significant economic and financial reform. Only Indonesia was a dark spot, showing lack of commitment towards the IMF program.

  In Latin America, Brazil's financial stability had been called into question last year in light of the Asian crisis. The government reacted quickly to defend the currency, and their decisive action helped boost investor confidence this year. By the end of April, Brazil's reserves were at $60 billion, higher than before the attack. Brazil definitely showed us commitment in defending its currency and moving forward in implementing market-oriented reform.

PERFORMANCE Update

[SALTZMAN PHOTO]
Isabel Saltzman is the product leader and senior portfolio manager for Scudder Kemper Investments' Emerging Markets Bond Group. A native of Chile, Saltzman received a B.A. degree in political science and economics from Tufts University in 1975 and an M.I.A. degree from the School of International Affairs, Columbia University in 1979. She has 17 years of emerging market investment experience. The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report, as stated on the cover. The manager's views are subject to change at any
                                                                               5
time, based on market and other conditions.

  The rest of the Latin American markets were also affected by currency concerns but began to recover in February and March. The fall in oil prices, caused by the unusually mild winter, high production levels and a falloff in Asian demand, hit major Latin American oil exporters such as Mexico and Venezuela especially hard, while a drop in the price of copper has hurt Chile.

  In Russia, oil prices, concerns about President Yeltsin's health, a large fiscal deficit and currency concerns made for an uneasy market early in the year. We capitalized on this volatility, adding to our Russian positions as Russian assets offered extremely attractive value on a relative value basis, especially in relation to similarly rated sovereigns.

Q

      HOW DID YOU POSITION THE PORTFOLIO DURING THIS VOLATILE PERIOD AND WHERE DO YOU SEE OPPORTUNITIES TODAY?

A
      The Fund was well diversified across Latin America, Eastern Europe, Asia, and Africa, helping to mitigate volatility. We have an overweight position in Brazil, Russia and Bulgaria as they presented us with excellent opportunities to add to the fund's positions. Brazil had come off with nervousness in Russia and, as mentioned earlier, were implementing proper policies to defend their currency.

  We bought into the Russian market near their bottom when the bonds were trading at 800 basis points over Treasuries. We benefited as the country's financial picture improved late in February when the country cleaned up its tax arrears and the Duma passed a budget on the third try. We also now hold about 9 percent of the fund in Bulgaria, and we remained positive about the country's outlook and its low risk environment.

  In April we invested in newly issued dollar-denominated South Korean debt. The South Korean government issued $4 billion in Eurobonds at extremely attractive levels. We believe that Korea offers tremendous value as the current account has turned into a significant surplus and progress is being made in restructuring the banking and corporate sector. Outside of Korea, however, we have almost no Asian investments.

Q

      IN SUCH A BROAD AND CHANGING MARKET, IT MUST BE DIFFICULT TO SELECT APPROPRIATE SECURITIES. WHAT IS THE FUND'S INVESTMENT PHILOSOPHY?

A
      We take a global view and emphasize fundamental research analysis. Taking a top-down approach, we make our country allocations decisions based on our own in-house research. The team then evaluates individual bond issues, analyzing each country's yield curve. Our investment research team includes country, industry and credit analysts, specializing in emerging markets.

Q

      AS THE SITUATION IN ASIA IMPROVES, DO YOU EXPECT SOME OF THE DEBT TO BE UPGRADED?

A
      The Standard & Poor's 500 Index and Moody's are being extremely cautious about awarding upgrades following the Asian debacle. I would expect the markets to reflect improving credit fundamentals through higher prices before an actual upgrade occurs.

Q

      WHAT DO YOU EXPECT FROM EMERGING MARKETS IN THE FUTURE? ARE INVESTORS RETURNING?

A
      Overall flows into emerging markets funds are up year-to-date, although I think people are going to be a bit gun shy for a while until the volatility and noise levels subside. The global environment remains favorable as we do not expect interest rates to rise in the US or Europe in the near-term and believe that Japan's fiscal package will begin to show its effects in the third quarter. We expect oil prices to stabilize as well. With this in mind, we continue to be positive on emerging market fundamentals.

  Favorable global conditions and ongoing improvements in most emerging countries should continue to support the tightening of emerging market spreads, leading to capital appreciation. With the notable exception of Japan, the world's industrialized nations are enjoying strong growth. Southeast Asian countries, including Korea, are taking the necessary steps to reform their banking sectors and solve their financing problems. Although short-term volatility may persist, there is significant potential for long-term capital appreciation.

  We are positive on Eastern Europe and Latin America and have leveraged the fund in order to capture the capital appreciation potential. As investors return to the region, a lot of new cash will be put to work. If anything, the Asian crisis highlighted that countries needed to fix their fiscal deficits. Most emerging market countries have demonstrated a willingness to implement the necessary market reform. Those that have done so are better off then they were before.

                                                              Performance UPDATE

COUNTRY CONCENTRATIONS

GEOGRAPHIC DISTRIBUTION OF KEMPER EMERGING MARKETS INCOME FUND*
Based on total investments on April 30, 1998.

          [BAR GRAPH]

BRAZIL           35%

MEXICO           18%

RUSSIA           15%

BULGARIA          9%

KOREA             5%

MOROCCO           4%

ARGENTINA         3%

PANAMA            3%

UNITED STATES     3%

VENEZUELA         3%

OTHER             2%

* Geographic Distribution is subject to change.

KEMPER EMERGING MARKETS INCOME FUND

Portfolio of Investments at April 30, 1998 (unaudited)


                                                                                  LOCAL CURRENCY
           SHORT-TERM NOTES--3.3%                                                    PRINCIPAL         MARKET VALUE ($)
    UNITED STATES
                                             Federal Home Loan Mortgage Corp.
                                               Discount Note, 5/1/98 (Cost
                                               $219,000)                               219,000               219,000
                                             ----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                BONDS--96.7%
    ARGENTINA--3.3%
                                             Argentine Republic, Floating Rate
                                               Bond, Series L, LIBOR plus
                                               .8125%, (6.625%), 3/31/05               237,500               218,203
                                             ----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
    BRAZIL--34.7%
                                             Companhia Paranaense de Energia,
                                               9.75%, 5/2/05                           225,000               225,844
                                             Federative Republic of Brazil,
                                               Eligible Interest, Floating Rate
                                               Bond, LIBOR plus .8125%,
                                               (6.625%), 4/15/06                       242,500               216,584
                                             Federative Republic of Brazil,
                                               "New" Money Bond, Floating Rate
                                               Bond, LIBOR plus .875%,
                                               (6.688%), 4/15/09                       400,000               338,000
                                             Federative Republic of Brazil,
                                               Debt Conversion Bond, Series L,
                                               LIBOR plus .875%, (6.688%),
                                               4/15/12                                 150,000               118,969
                                             Federative Republic of Brazil C
                                               Bond, 4.5% with 3.5% Interest
                                               Capitalization, 4/15/14                 638,118               529,545
                                             Federative Republic of Brazil,
                                               Collateralized Discount Bond,
                                               Floating Rate Bond, LIBOR plus
                                               .8125%, (6.625%), 4/15/24               250,000               210,000
                                             Federative Republic of Brazil
                                               Global Bond, 10.125%, 5/15/27            50,000                48,657
                                             Ford Brazil Ltda, Series A,
                                               Tranche 1, 9.125%, 11/8/04               50,000                49,750
                                             Ford Brazil Ltda, 9.25%, 1/22/07           50,000                49,500
                                             Globo Comunicacoes e
                                               Participacoes, 10.625%, 12/5/08         280,000               285,600
                                             Republic National Bank of New
                                               York, 9.65%, 5/1/03                     200,000               200,000
                                             ----------------------------------------------------------------------------
                                                                                                           2,272,449
----------------------------------------------------------------------------------------------------------------------------
    BULGARIA--8.6%
                                             Republic of Bulgaria, Interest
                                               Arrears Bond, LIBOR plus .8125%,
                                               (6.563%), 7/28/11                       500,000               393,750
                                             Republic of Bulgaria, Floating
                                               Rate Interest Reduction Bond,
                                               "A", Step-up Coupon, 2.25%,
                                               7/28/12                                 250,000               167,187
                                             ----------------------------------------------------------------------------
                                                                                                             560,937
----------------------------------------------------------------------------------------------------------------------------
    IVORY COAST--.6%
                                             Republic of the Ivory Coast,
                                               Floating Rate Interest Reduction
                                               Bond, 2.00%, 3/29/18                    100,000                36,500
                                             ----------------------------------------------------------------------------

                                                        Portfolio of INVESTMENTS


                                                                                  LOCAL CURRENCY
                                                                                     PRINCIPAL         MARKET VALUE ($)
    KOREA--5.3%
                                             Republic of Korea, 8.75%, 4/15/03         240,000               240,912
                                             Republic of Korea, 8.875%, 4/15/08        110,000               108,449
                                             ----------------------------------------------------------------------------
                                                                                                             349,361
----------------------------------------------------------------------------------------------------------------------------
    MEXICO--18.3%
                                             United Mexican States, Global
                                               Bond, 11.375%, 9/15/16                  300,000               352,125
                                             United Mexican States,
                                               Collateralized Par Bond,
                                               (Detachable Oil Priced Indexed
                                               Value Recovery Rights), Series
                                               B, 6.25%, 12/31/19                    1,000,000               845,000
                                             ----------------------------------------------------------------------------
                                                                                                           1,197,125
----------------------------------------------------------------------------------------------------------------------------
    MOROCCO--4.1%
                                             Kingdom of Morocco, Restructuring
                                               and Consolidation Agreement,
                                               Tranche A, Floating Rate Bond,
                                               LIBOR plus .8125%, (6.656%),
                                               1/1/09                                  300,000               267,000
                                             ----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
    PANAMA--3.0%
                                             Republic of Panama, Interest
                                               Reduction Bond, Step-up Coupon,
                                               3.75%, 7/17/14                          250,000               196,250
                                             ----------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
    RUSSIA--15.5%
                                             City of Moscow, 9.50%, 5/31/00            150,000               147,563
                                             Russian Federation Principal
                                               Loans, 6.719%, 12/15/20               1,190,000               768,119
                                             Russian Ministry of Finance,
                                               10.00%, 6/26/07                         100,000                96,000
                                             ----------------------------------------------------------------------------
                                                                                                           1,011,682
----------------------------------------------------------------------------------------------------------------------------
    VENEZUELA--3.3%
                                             Republic of Venezuela,
                                               Collateralized Par Bond, Series
                                               A, 6.75%, 3/31/20, with warrants
                                               expiring 4/15/20                        250,000               213,125
                                             ----------------------------------------------------------------------------
                                             TOTAL DEBT OBLIGATIONS
                                             (Cost $6,166,411)                                             6,322,632
                                             ----------------------------------------------------------------------------
                                             TOTAL INVESTMENT PORTFOLIO--100%
                                             (Cost $6,385,411)                                             6,541,632
                                             ----------------------------------------------------------------------------

 NOTES TO PORTFOLIO OF INVESTMENTS

Based on the cost of investments of $6,385,411 for federal income tax purposes at April 30, 1998, the gross unrealized appreciation was $181,413, the gross unrealized depreciation was $25,192 and the net unrealized appreciation on investments was $156,221.

See accompanying Notes to Financial Statements.

PORTFOLIO OF Investments

STATEMENT OF ASSETS AND LIABILITIES

April 30, 1998 (unaudited)

 ASSETS
Investments, at value
(Cost $6,385,411)                                               $6,541,632
--------------------------------------------------------------------------
Cash                                                                 9,807
--------------------------------------------------------------------------
Deferred organization expense                                       13,983
--------------------------------------------------------------------------
Receivable for:
  Investments sold                                                 524,460
--------------------------------------------------------------------------
  Interest                                                         105,038
--------------------------------------------------------------------------
  Fund shares sold                                                   2,865
--------------------------------------------------------------------------
    TOTAL ASSETS                                                 7,197,785
--------------------------------------------------------------------------
 LIABILITIES
Liability under reverse repurchase agreements                    1,403,074
--------------------------------------------------------------------------
Payable for:
  Investments purchased                                            132,398
--------------------------------------------------------------------------
  Distribution services fee                                            224
--------------------------------------------------------------------------
  Other payables and accrued expenses                               46,167
--------------------------------------------------------------------------
    Total liabilities                                            1,581,863
--------------------------------------------------------------------------
NET ASSETS                                                      $5,615,922
--------------------------------------------------------------------------
 ANALYSIS OF NET ASSETS
Paid-in capital                                                 $5,327,225
--------------------------------------------------------------------------
Undistributed net realized gain on investments                      90,134
--------------------------------------------------------------------------
Net unrealized appreciation on investments                         156,221
--------------------------------------------------------------------------
Undistributed net investment income                                 42,342
--------------------------------------------------------------------------
NET ASSETS APPLICABLE TO SHARES OUTSTANDING                     $5,615,922
--------------------------------------------------------------------------
 THE PRICING OF SHARES
CLASS A SHARES
  Net asset value and redemption price per share
  ($5,392,535 / 543,203 shares outstanding)                          $9.93
--------------------------------------------------------------------------
  Maximum offering price per share
  (net asset value, plus 6.10% of
  net asset value or 5.75% of offering price)                       $10.54
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($138,095 / 13,930 shares outstanding)                             $9.91
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value and redemption price
  (subject to contingent deferred sales charge) per share
  ($85,292 / 8,602 shares outstanding)                               $9.92
--------------------------------------------------------------------------

See accompanying Notes to Financial Statements.

                                                            Financial STATEMENTS

STATEMENT OF OPERATIONS

For the period from December 31, 1997 (commencement of operations) to April 30, 1998 (unaudited)

 NET INVESTMENT INCOME
Interest income                                                   $149,838
--------------------------------------------------------------------------
Expenses:
  Management fee                                                    14,916
--------------------------------------------------------------------------
  Interest expense                                                   3,689
--------------------------------------------------------------------------
  Distribution services fee                                            224
--------------------------------------------------------------------------
  Administrative services fee                                        3,731
--------------------------------------------------------------------------
  Custodian, accounting and transfer agent fees and related
    expense                                                         30,389
--------------------------------------------------------------------------
  Professional fees                                                  4,991
--------------------------------------------------------------------------
  Registration fees                                                  1,483
--------------------------------------------------------------------------
  Amortization of organization expenses                              1,017
--------------------------------------------------------------------------
  Other                                                              1,674
--------------------------------------------------------------------------
    Total expenses before expense waiver                            62,114
--------------------------------------------------------------------------
Less expenses waived and absorbed by investment manager            (31,969)
--------------------------------------------------------------------------
    Total expenses after expense waiver                             30,145
--------------------------------------------------------------------------
NET INVESTMENT INCOME                                              119,693
--------------------------------------------------------------------------
 NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on sale of investments                          90,134
--------------------------------------------------------------------------
  Change in net unrealized appreciation on investments             156,221
--------------------------------------------------------------------------
Net gain on investments                                            246,355
--------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS              $366,048
--------------------------------------------------------------------------

FINANCIAL Statements

STATEMENTS OF CHANGES IN NET ASSETS AND CASH FLOWS

For the period from December 31, 1997 (commencement of operations) to April 30, 1998 (unaudited)

 OPERATIONS, DIVIDENDS AND CAPITAL SHARE ACTIVITY
  Net investment income                                         $  119,693
--------------------------------------------------------------------------
  Net realized gain                                                 90,134
--------------------------------------------------------------------------
  Change in net unrealized appreciation                            156,221
--------------------------------------------------------------------------
Net increase in net assets resulting from operations               366,048
--------------------------------------------------------------------------
Distribution from net investment income                            (77,351)
--------------------------------------------------------------------------
Net increase from capital share transactions                     5,307,225
--------------------------------------------------------------------------
TOTAL INCREASE IN NET ASSETS                                     5,595,922
--------------------------------------------------------------------------
 NET ASSETS
Beginning of period                                                 20,000
--------------------------------------------------------------------------
END OF PERIOD (including undistributed net investment income
of $42,342)                                                     $5,615,922
--------------------------------------------------------------------------
 NET CASH FLOWS FROM OPERATING ACTIVITIES
Increase in net assets from operations                            $366,048
--------------------------------------------------------------------------
Non-cash items                                                    (421,876)
--------------------------------------------------------------------------
Purchase of investments                                         (6,590,178)
--------------------------------------------------------------------------
  Net cash provided by operating activities                     (6,646,006)
--------------------------------------------------------------------------
 NET CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from net fund share activity                            5,330,090
--------------------------------------------------------------------------
Proceeds from reverse repurchase agreements                      1,403,074
--------------------------------------------------------------------------
Distributions to shareholders                                      (77,351)
--------------------------------------------------------------------------
  Net cash used in financing activities                          6,655,813
--------------------------------------------------------------------------
Net increase in cash                                                 9,807
--------------------------------------------------------------------------
Cash at beginning of period                                             --
--------------------------------------------------------------------------
Cash at end of period                                               $9,807
--------------------------------------------------------------------------

                                                            Financial STATEMENTS

--------------------------------------------------------------------------------
1
     DESCRIPTION OF THE
     FUND Kemper Emerging Markets Income Fund (the Fund) is a non-diversified series of Kemper Global/International Series, Inc. (the Corporation), an open-end management investment company organized as a corporation in the state of Maryland. The Fund currently offers three classes of shares. Class A shares are sold to investors subject to an initial sales charge. Class B shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are sold without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Differences in class expenses will result in the payment of different per share income dividends by class. All shares of the Fund have equal rights with respect to voting, dividends and assets, subject to class specific preferences.

--------------------------------------------------------------------------------
2
     SIGNIFICANT
     ACCOUNTING POLICIES     SECURITY VALUATION. Portfolio debt securities other
                             than money market securities with an original maturity over sixty days are valued by pricing agents approved by the officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. Forward foreign currency exchange contracts are valued at the prevailing forward exchange rate of the underlying currencies on that day. All other securities are valued at their fair market value as determined in good faith by the Valuation Committee of the Board of Directors.

                             FOREIGN CURRENCY TRANSLATIONS. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing rates of exchange. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

                             Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses from sales and maturities of forward foreign currency exchange contracts, disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Dividend income is recorded on the ex-dividend date, and interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are reported on an identified cost basis.

                             FUND SHARE VALUATION. Fund shares are sold and redeemed on a continuous basis at net asset value (plus an initial sales charge on most sales of Class A shares). Proceeds payable on redemption of Class B and Class C shares will be reduced

NOTES TO Financial Statements
                             by the amount of any applicable contingent deferred sales charge. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the close of the Exchange. The net asset value per share is determined separately for each class by dividing the Fund's net assets attributable to that class by the number of shares of the class outstanding.

                             FEDERAL INCOME TAXES. The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the period ended April 30, 1998.

                             DIVIDENDS TO SHAREHOLDERS. The Fund declares and pays dividends of net investment income monthly and net realized capital gains annually, which are recorded on the ex-dividend date. Dividends are determined in accordance with income tax principles which may treat certain transactions differently from generally accepted accounting principles. These differences are primarily due to differing treatments for certain transactions such as foreign currency transactions.

                             ORGANIZATIONAL COSTS. Costs incurred by the Fund in connection with its organization and initial registration of shares have been deferred and are being amortized on a straight-line basis over a five-year period.

                             OTHER CONSIDERATIONS. Investing in emerging markets may involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, repatriation restrictions on income and capital, and future adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, delayed settlements, and their prices more volatile than those of comparable securities in the United States.

--------------------------------------------------------------------------------
3
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with Scudder Kemper Investments, Inc.
                             (the Adviser) and pays a management fee at an annual rate of 1.00% of average daily net assets.
                             However, the Fund incurred no management fee for the period ended April 30, 1998, after an expense waiver by the Adviser. In addition, the Adviser has temporarily agreed to absorb certain operating expenses of the Fund. Under this arrangement, the Adviser waived and absorbed expenses of $31,969 for the period ended April 30, 1998.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc.
                             (KDI), a subsidiary of the Adviser. Underwriting commissions paid in connection with the distribution of Class A shares are as follows:

                                                                                          COMMISSIONS ALLOWED
                                                                                            BY KDI TO FIRMS
                                                                                          -------------------
                                       Period ended April 30, 1998                              $1,028

                             For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges from redemptions of Class B and

                                                                           Notes
to FINANCIAL STATEMENTS

                             Class C shares. Distribution fees and commissions related to Class B and Class C shares are as follows:

                                                                                                    COMMISSIONS AND
                                                                             DISTRIBUTION FEES   DISTRIBUTION FEES PAID
                                                                              RECEIVED BY KDI       BY KDI TO FIRMS
                                                                             -----------------   ----------------------
                                       Period ended April 30, 1998                 $224                  4,800

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provide these services and pays these firms based on assets of Fund accounts the firms service. The Fund incurred no administrative services fees for the period ended April 30, 1998, after an expense waiver by the Adviser. During the period ended April 30, 1998, KDI paid fees of $473 to various firms.

                             SHAREHOLDER SERVICES AGREEMENT. Kemper Service Company, a subsidiary of the Adviser, is the transfer, dividend paying and shareholder service agent for the Fund. The Fund incurred shareholder services fees of $4,509 for the period ended April 30, 1998, all of which is unpaid.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation, a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The Fund incurred accounting fees of $3,345 for the period ended April 30, 1998, after an expense waiver of $13,322 by the Adviser, all of which is unpaid.

                             OFFICERS AND DIRECTORS. Certain officers or directors of the Fund are also officers or directors of the Adviser. For the period ended April 30, 1998, the Fund made no payments to its officers or directors.

--------------------------------------------------------------------------------
4
     INVESTMENT
     TRANSACTIONS            For the period ended April 30, 1998, investment
                             transactions (excluding short-term instruments) are as follows:

                             Purchases                               $10,628,993

                             Proceeds from sales                       4,573,343

--------------------------------------------------------------------------------
5
     REVERSE REPURCHASE
     AGREEMENTS              The Fund has entered into reverse repurchase
                             agreements with third parties involving its holdings in foreign debt securities. At April 30, 1998, the Fund had outstanding reverse repurchase agreements as follows:

                                                     VALUE OF ASSETS SOLD                  WEIGHTED
                                                       UNDER AGREEMENT      REPURCHASE      AVERAGE
                                         MATURITY       TO REPURCHASE       LIABILITY    INTEREST RATE
                                         --------    --------------------   ----------   -------------
                                       Demand             $1,652,862        $1,403,074       4.71%

NOTES TO Financial Statements

--------------------------------------------------------------------------------
6
     CAPITAL SHARE
     TRANSACTIONS
                             The following table summarizes the activity in capital shares of the Fund:

                                                                                            PERIOD ENDED
                                                                                    -----------------------------
                                                                                    -------APRIL-30,-1998--------
                                                                                    SHARES               AMOUNT
                                        SHARES SOLD
                                        Class A                                     539,009            $5,066,658
                                       --------------------------------------------------------------------------
                                        Class B                                      13,215               128,851
                                       --------------------------------------------------------------------------
                                        Class C                                       7,846                76,501
                                       --------------------------------------------------------------------------
                                        SHARES ISSUED IN REINVESTMENT OF DIVIDENDS
                                        Class A                                       3,808                37,737
                                       --------------------------------------------------------------------------
                                        Class B                                          80                   788
                                       --------------------------------------------------------------------------
                                        Class C                                          54                   537
                                       --------------------------------------------------------------------------
                                        SHARES REDEEMED
                                        Class A                                        (316)               (3,191)
                                       --------------------------------------------------------------------------
                                        Class B                                         (66)                 (656)
                                       --------------------------------------------------------------------------
                                        NET INCREASE FROM
                                        CAPITAL SHARE TRANSACTIONS                                     $5,307,225
                                       --------------------------------------------------------------------------

                                                                           Notes
to FINANCIAL STATEMENTS

For the period from December 31, 1997 (commencement of operations) to April 30, 1998 (unaudited)

                                                               CLASS A         CLASS B           CLASS C
 PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period                           $  9.50            9.50             9.50
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income                                            .22             .13              .12
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
  Net realized and unrealized gain                                 .35             .41              .43
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Total from investment operations                                   .57             .54              .55
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Distribution from net investment income                            .14             .13              .13
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $  9.93            9.91             9.92
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (NOT ANNUALIZED)                                     6.00%           5.63             5.74
 RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses absorbed by the Fund before interest expense             1.68%           2.56             2.53
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Expenses absorbed by the Fund after interest expense              1.93%           2.81             2.78
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Net investment income                                             8.12%           7.24             7.27
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 OTHER RATIOS TO AVERAGE NET ASSETS (ANNUALIZED)
Expenses before interest expense                                  3.82%           4.70             4.67
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------`
Expenses after interest expense                                   4.07%           4.95             4.92
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
Net investment income                                             5.98%           5.10             5.13
------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------
 SUPPLEMENTAL DATA FOR ALL CLASSES
Net assets at end of period                                                                   $5,615,922
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (annualized)                                                                340%
------------------------------------------------------------------------------------------------------------

NOTE: Total return does not reflect the effect of any sales charges. Scudder Kemper Investments, Inc. has agreed to temporarily waive its management fee and absorb certain operating expenses of the Fund. The Other Ratios to Average Net Assets are computed without this expense waiver or absorption.

FINANCIAL Highlights

                                                                           NOTES

NOTES

DIRECTORS
OFFICERS

DANIEL PIERCE
Chairman and Director
JAMES E. AKINS
Director
ARTHUR R. GOTTSCHALK
Director
FREDERICK T. KELSEY
Director
FRED B. RENWICK
Director
JOHN B. TINGLEFF
Director
JOHN G. WEITHERS
Director
MARK S. CASADY
President
PHILIP J. COLLORA
Vice President and
Secretary
JOHN R. HEBBLE
Treasurer
JOYCE E. CORNELL
Vice President
DIEGO ESPINOSA
Vice President
JERARD K. HARTMAN
Vice President
TARA C. KENNEY
Vice President
THOMAS W. LITTAUER
Vice President
ANN M. MCCREARY
Vice President
KATHRYN L. QUIRK
Vice President
SHERIDAN P. REILLY
Vice President
M. ISABEL SALTZMAN
Vice President
LINDA J. WONDRACK
Vice President
MAUREEN E. KANE
Assistant Secretary
CAROLINE PEARSON
Assistant Secretary
ELIZABETH C. WERTH
Assistant Secretary


 ..........................................................................................................
LEGAL COUNSEL                         DECHERT PRICE & RHOADS
                                      Ten Post Office Square South
                                      Boston, MA 02109
 ..........................................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         P.O. Box 419557
                                      Kansas City, MO 64141
 ..........................................................................................................
CUSTODIAN                             BROWN BROTHERS HARRIMAN & CO.
                                      40 Water Street
                                      Boston, MA 02109
 ..........................................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza  Chicago, IL 60606-5808
                                      www.kemper.com

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Printed on recycled paper in the U.S.A.
This report is not to be distributed
unless preceded or accompanied by a
Kemper Global and International Funds prospectus.
KEMIF - 3 (6/98) 1048390

                                   LONG-TERM INVESTING IN A SHORT-TERM WORLD(SM)

                                                              DIRECTORS&OFFICERS